Exhibit 99.2

GLIMCHER Supplemental Information For the three and six months ended June 30, 2010 and 2009

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2010 and 2009

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$39,011	$(22)	$38,989	$46,218	$615	$46,833
Percentage rents	804	-	804	820	6	826
Tenant reimbursements	19,081	(5)	19,076	22,565	434	22,999
Out parcel sales	-	-	-	1,360	-	1,360
Other (see components on page 3)	5,039	-	5,039	4,820	34	4,854
Total Revenues	63,935	(27)	63,908	75,783	1,089	76,872

Expenses:
Property operating expenses	(13,094)	-	(13,094)	(15,551)	(703)	(16,254)
Real estate taxes	(8,036)	(3)	(8,039)	(8,930)	(163)	(9,093)
	(21,130)	(3)	(21,133)	(24,481)	(866)	(25,347)
Provision for doubtful accounts	(1,149)	-	(1,149)	(1,800)	(65)	(1,865)
Other operating expenses (see components on page 4)	(3,705)	(4)	(3,709)	(2,314)	(18)	(2,332)
Cost related to sales of out parcels	-	-	-	(972)	-	(972)
Real estate depreciation and amortization	(15,841)	-	(15,841)	(18,260)	-	(18,260)
Non-real estate depreciation and amortization	(518)	-	(518)	(541)	-	(541)
General and administrative	(4,770)	(5)	(4,775)	(4,334)	(8)	(4,342)
Total Expenses	(47,113)	(12)	(47,125)	(52,702)	(957)	(53,659)

Operating Income	16,822	(39)	16,783	23,081	132	23,213

Interest income	293	1	294	471	3	474
Interest expense	(18,124)	-	(18,124)	(19,014)	(251)	(19,265)
Loan fee amortization	(1,995)	-	(1,995)	(759)	(13)	(772)
Income (loss) of unconsolidated real estate entities, net	56	-	56	(726)	-	(726)
(Loss) income from continuing operations	(2,948)	(38)	(2,986)	3,053	(129)	2,924
Discontinued Operations:
Loss from operations	(38)	38	-	(129)	129	-
Net (loss) income	(2,986)	-	(2,986)	2,924	-	2,924
Allocation to noncontrolling interests	1,679	-	1,679	107	-	107

Net (loss) income attributable to Glimcher Realty Trust	(1,307)	-	(1,307)	3,031	-	3,031
Preferred stock dividends	(5,603)	-	(5,603)	(4,359)	-	(4,359)
Net loss to common shareholders	$(6,910)	$-	$(6,910)	$(1,328)	$-	$(1,328)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$86,367	$(67)	$86,300	$92,496	$1,359	$93,855
Percentage rents	1,661	-	1,661	2,259	16	2,275
Tenant reimbursements	41,950	(5)	41,945	46,490	938	47,428
Out parcel sales	-	-	-	1,675	-	1,675
Other (see components on page 3)	9,724	64	9,788	11,204	199	11,403
Total Revenues	139,702	(8)	139,694	154,124	2,512	156,636

Expenses:
Property operating expenses	(29,816)	2	(29,814)	(32,291)	(1,349)	(33,640)
Real estate taxes	(16,867)	(4)	(16,871)	(18,310)	(332)	(18,642)
	(46,683)	(2)	(46,685)	(50,601)	(1,681)	(52,282)
Provision for doubtful accounts	(2,555)	-	(2,555)	(3,093)	(296)	(3,389)
Other operating expenses (see components on page 4)	(6,546)	(75)	(6,621)	(4,467)	(241)	(4,708)
Cost related to sales of out parcels	-	-	-	(1,146)	-	(1,146)
Real estate depreciation and amortization	(35,538)	-	(35,538)	(40,786)	-	(40,786)
Non-real estate depreciation and amortization	(1,022)	-	(1,022)	(1,073)	-	(1,073)
General and administrative	(9,659)	(5)	(9,664)	(9,149)	(13)	(9,162)
Total Expenses	(102,003)	(82)	(102,085)	(110,315)	(2,231)	(112,546)

Operating Income	37,699	(90)	37,609	43,809	281	44,090

Interest income	568	1	569	928	8	936
Interest expense	(38,201)	-	(38,201)	(37,713)	(1,173)	(38,886)
Loan fee amortization	(2,974)	-	(2,974)	(1,401)	(26)	(1,427)
Equity in loss of unconsolidated real estate entities, net	(368)	-	(368)	(1,083)	-	(1,083)
(Loss) income from continuing operations	(3,276)	(89)	(3,365)	4,540	(910)	3,630
Discontinued Operations:
Adjustment to gain on sold property	(215)	-	(215)	-	-	-
Impairment losses, net	-	-	-	(183)	-	(183)
Loss from operations	(89)	89	-	(910)	910	-
Net (loss) income	(3,580)	-	(3,580)	3,447	-	3,447
Noncontrolling interest in operating partnership	2,985	-	2,985	388	-	388
Net (loss) income attributable to Glimcher Realty Trust	(595)	-	(595)	3,835	-	3,835
Preferred stock dividends	(9,962)	-	(9,962)	(8,718)	-	(8,718)
Net loss to common shareholders	$(10,557)	$-	$(10,557)	$(4,883)	$-	$(4,883)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$38,824	$(22)	$38,802	$46,003	$656	$46,659
Termination income	(73)	-	(73)	99	3	102
Straight-line rents	260	-	260	116	(44)	72
Total Minimum Rents	$39,011	$(22)	$38,989	$46,218	$615	$46,833

Components of Other Revenue:
Fee and service income	$1,591	$-	$1,591	$1,042	$-	$1,042
Specialty leasing and sponsorship income	2,049	-	2,049	2,474	19	2,493
Other	1,399	-	1,399	1,304	15	1,319
Total Other Revenue	$5,039	$-	$5,039	$4,820	$34	$4,854

	Six Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$85,577	$(67)	$85,510	$92,575	$1,401	$93,976
Termination income	593	-	593	401	3	404
Straight-line rents	197	-	197	(480)	(45)	(525)
Total Minimum Rents	$86,367	$(67)	$86,300	$92,496	$1,359	$93,855

Components of Other Revenue:
Fee and service income	$2,062	$-	$2,062	$2,156	$-	$2,156
Specialty leasing and sponsorship income	4,297	-	4,297	4,906	36	4,942
Other (1)	3,365	64	3,429	4,142	163	4,305
Total Other Revenue	$9,724	$64	$9,788	$11,204	$199	$11,403

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the six months ended June 30, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and Westshore Plaza. Included in the six months ended June 30, 2009 is a $1,482 gain on the sale of an operating asset. Both of these gains are excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$908	$-	$908	$385	$-	$385
Discontinued development write offs	3	-	3	185	-	185
Specialty leasing costs	435	-	435	420	5	425
Scottsdale ground lease	973	-	973	-	-	-
Other	1,386	4	1,390	1,324	13	1,337
Total Other Operating Expenses	$3,705	$4	$3,709	$2,314	$18	$2,332

	Six Months Ended June 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,016	$-	$1,016	$811	$-	$811
Discontinued development write offs	230	-	230	185	-	185
Speciality leasing costs	852	-	852	885	38	923
Scottsdale ground lease	1,779	-	1,779	-	-	-
Other	2,669	75	2,744	2,586	203	2,789
Total Other Operating Expenses	$6,546	$75	$6,621	$4,467	$241	$4,708

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2010		For the Three Months Ended June 30, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$19,721	$8,790	$7,395	$3,838
Operating expenses	(9,216)	(4,243)	(4,585)	(2,372)
Net operating income	10,505	4,547	2,810	1,466
Depreciation and amortization	(5,764)	(2,566)	(2,591)	(1,342)
Other expenses, net	(11)	(6)	(13)	(7)
Interest expense, net	(4,329)	(1,915)	(1,622)	(839)
Net income (loss)	401	60	(1,416)	(722)
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) available to partnership	$393	$56	$(1,424)	$(726)

GPLP's share of income (loss) from investment in unconsolidated entites	$56		$(726)

	For the Six Months Ended June 30, 2010		For the Six Months Ended June 30, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$27,617	$12,800	$14,950	$7,765
Operating expenses	(13,764)	(6,570)	(8,746)	(4,535)
Net operating income	13,853	6,230	6,204	3,230
Depreciation and amortization	(8,057)	(3,732)	(5,497)	(2,841)
Other expenses, net	(3)	(2)	(15)	(8)
Interest expense, net	(6,186)	(2,856)	(2,810)	(1,456)
Net loss	(393)	(360)	(2,118)	(1,075)
Preferred dividend	(16)	(8)	(16)	(8)
Net loss to partnership	$(409)	$(368)	$(2,134)	$(1,083)

GPLP's share of loss from investment in unconsolidated entities	$(368)		$(1,083)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(3,647)	$(6,910)	$(10,557)	$(3,555)	$(1,328)	$(2,435)	$(5,538)	$(12,856)
Real estate depreciation and amortization	19,697	15,841	35,538	22,526	18,260	18,515	19,634	78,935
Partners share of consolidated joint venture depreciation	(350)	(410)	(760)	-	-	-	-	-
Equity in loss (income) of unconsolidated entities	424	(56)	368	357	726	759	1,349	3,191
Pro-rata share of unconsolidated entities funds from operations	723	2,589	3,312	1,149	595	526	93	2,363
Noncontrolling interest in operating partnership	(160)	(298)	(458)	(281)	(107)	(191)	(242)	(821)
(Gain) loss on disposition of properties	(332)	-	(332)	(1,482)	-	288	-	(1,194)
FFO	$16,355	$10,756	$27,111	$18,714	$18,146	$17,462	$15,296	$69,618

Adjusted Funds from Operations:
FFO	$16,355	$10,756	$27,111	$18,714	$18,146	$17,462	$15,296	$69,618
Add back: impairment adjustments	-	-	-	183	-	-	3,422	3,605
Less: fair market value adjustment of derivative	-	-	-	-	-	-	(1,622)	(1,622)
Add back: charge to fully reserve note receivable	-	-	-	-	-	-	4,966	4,966
Add back: defeasance charges and related deferred fees	-	1,070	1,070	-	-	-	-	-
Adjusted Funds from Operations	$16,355	$11,826	$28,181	$18,897	$18,146	$17,462	$22,062	$76,567

Weighted average common shares outstanding - diluted (1)	71,958	72,225	72,080	40,866	41,145	44,053	71,857	49,582

FFO per diluted share	$0.23	$0.15	$0.38	$0.46	$0.44	$0.40	$0.21	$1.40
Adjustments: impairment, derivative and note receivable	-	0.01	0.01	0.00	-	-	0.09	0.14
Adjusted FFO per diluted share	$0.23	$0.16	$0.39	$0.46	$0.44	$0.40	$0.31	$1.54

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	44.0%	61.1%	51.2%	21.6%	22.7%	25.2%	32.6%	25.9%

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,034	$1,274	$2,308	$1,063	$1,119	$937	$1,020	$4,139
Straight-line adjustment as (decrease) increase to FFO	$(334)	$(106)	$(440)	$(596)	$72	$(262)	$(448)	$(1,234)
Fair value of debt amortized as a reduction (increase) to interest expense	$113	$(66)	$47	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase to base rents	$135	$74	$209	$78	$329	$235	$248	$890
Discontinued development write-off's	$227	$3	$230	$-	$185	$51	$7	$243
Impairment adjustments	$-	$-	$-	$(183)	$-	$-	$(3,422)	$(3,605)
Gain on fair market value adjustment of derivative/charge to fully reserve note receivable	$-	$-	$-	$-	$-	$-	$(3,344)	$(3,344)

(1) - Shares include all potential common stock equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(802)	$393	$(409)	$(710)	$(1,424)	$(1,496)	$(2,668)	$(6,298)
Real estate depreciation and amortization	2,256	5,695	7,951	2,897	2,549	2,487	2,793	10,726
FFO	$1,454	$6,088	$7,542	$2,187	$1,125	$991	$125	$4,428

Pro-rata share of unconsolidated entities funds from operations	$723	$2,589	$3,312	$1,149	$595	$526	$93	$2,363

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as increase (decrease) to net income	$19	$(67)	$(48)	$15	$(24)	$(58)	$(292)	$(359)
Intangible amortization as an increase to minimum rents	$191	$325	$516	$217	$216	$345	$200	$978

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$712	$(1,307)	$(595)	$804	$3,031	$1,925	$(1,179)	$4,581
Interest expense (continuing and discontinued operations)	20,077	18,124	38,201	19,621	19,265	20,044	19,665	78,595
Loan fee amortization (continuing and discontinued operations)	979	1,995	2,974	655	772	607	660	2,694
Taxes (continuing and discontinued operations)	449	497	946	370	557	462	965	2,354
Depreciation and amortization (continuing and discontinued operations)	20,201	16,359	36,560	23,058	18,801	19,009	20,094	80,962
EBITDA	42,418	35,668	78,086	44,508	42,426	42,047	40,205	169,186
Allocation to noncontrolling interests	(1,306)	(1,679)	(2,985)	(281)	(107)	(191)	(242)	(821)
Charge to fully reserve note receivable	-	-	-	-	-	-	4,966	4,966
EBITDA related to pro-rata share of unconsolidated entities, net	2,107	4,491	6,598	2,121	2,192	2,293	2,670	9,276
Gain on fair market value adjustment of derivative	-	-	-	-	-	-	(1,622)	(1,622)
(Gain) loss on disposition of properties and impairment charges	(332)	-	(332)	(1,299)	-	288	3,422	2,411
Adjusted EBITDA	$42,887	$38,480	$81,367	$45,049	$44,511	$44,437	$49,399	$183,396

Operating Ratios:
General and administrative / total revenues	6.5%	7.5%	6.9%	6.1%	5.7%	5.8%	6.3%	6.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.5%	90.3%	89.9%	91.6%	92.2%	91.4%	89.1%	91.1%

Earnings per Share:
Weighted average common shares outstanding - basic	68,782	68,926	68,854	37,864	38,023	41,038	68,716	46,480
Weighted average common shares outstanding - diluted	71,768	71,912	71,840	40,850	41,009	44,024	71,702	49,466

Loss per share - basic	$(0.05)	$(0.10)	$(0.15)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

Loss per share - diluted	$(0.05)	$(0.10)	$(0.15)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2010		2009
	Mar. 31	June 30	Dec. 31
Assets:
Land	$194,343	$194,343	$251,001
Buildings, improvements and equipment	1,555,014	1,583,805	1,839,342
Developments in progress	219,235	216,773	45,934
	1,968,592	1,994,921	2,136,277
Less accumulated depreciation	546,648	560,666	624,165
Property and equipment, net	1,421,944	1,434,255	1,512,112

Deferred leasing costs, net	18,081	17,957	18,751
Investment in and advances to unconsolidated real estate entities	124,680	124,601	138,898
Investment in real estate, net	1,564,705	1,576,813	1,669,761

Cash and cash equivalents	11,300	9,654	85,007
Restricted cash	11,705	13,402	12,684
Tenant accounts receivable, net	20,126	19,502	30,013
Deferred expenses, net	15,803	16,097	9,018
Prepaid and other assets	36,629	35,311	43,429
Total Assets	$1,660,268	$1,670,779	$1,849,912

Liabilities and Equity:
Mortgage notes payable	$1,140,352	$1,157,576	$1,224,991
Notes payable	226,102	155,998	346,906
Accounts payable and accrued expenses	82,451	85,570	59,071
Distributions payable	11,549	13,329	11,530
Total Liabilities	1,460,454	1,412,473	1,642,498

Equity:
Series F cumulative preferred stock	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	222,174	150,000
Common shares of beneficial interest	689	689	687
Additional paid-in capital	666,771	667,119	666,489
Distributions in excess of accumulated earnings	(681,890)	(695,693)	(671,351)
Other comprehensive loss	(8,889)	(7,688)	(3,819)
Total Glimcher Realty Trust Shareholders' Equity	186,681	246,601	202,006
Noncontrolling interest	13,133	11,705	5,408
Total equity	199,814	258,306	207,414
Total Liabilities and Equity	$1,660,268	$1,670,779	$1,849,912

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2010			2009
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$5.07	$5.98	$5.98	$1.40	$2.90	$3.67	$2.70

Market Capitalization Ratio:
Common shares outstanding	68,914	68,937	68,937	38,009	38,029	68,708	68,719
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	71,900	71,923	71,923	40,995	41,015	71,694	71,705

Valuation - Common shares and operating partnership units outstanding	$364,533	$430,100	$430,100	$57,393	$118,944	$263,117	$193,604
Valuation - Preferred stock	210,000	282,174	282,174	210,000	210,000	210,000	210,000
Total wholly-owned debt (end of period)	1,238,091	1,185,211	1,185,211	1,641,266	1,637,762	1,586,166	1,571,897
Total market capitalization	$1,812,624	$1,897,485	$1,897,485	$1,908,659	$1,966,706	$2,059,283	$1,975,501

Debt / Market capitalization	68.3%	62.5%	62.5%	86.0%	83.3%	77.0%	79.6%
Debt / Market capitalization including pro-rata share of joint ventures	71.3%	65.9%	65.9%	86.6%	84.0%	78.1%	80.6%

	Facility		2010
Credit Facility Debt Covenant Requirements:(1)	Requirements		Jun. 30
Maximum Corporate Debt to Total Asset Value	70.0%		62.4%
Minimum Interest Coverage Ratio	1.75	x	2.17	x
Minimum Fixed Charge Coverage Ratio	1.30	x	1.50	x
Maximum Recourse Debt	27.5%		15.2%

(1) Requirements per the amended credit facility.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Jun. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.
Fixed Rate	2010	2009	2010	2009	Terms	Terms	at Maturity	Maturity
Scottsdale Quarter (n)	$128,363	$-	5.94%	-	(h)	(b)	$128,363	May 29, 2011
Northtown Mall (o)	37,000	40,000	6.02%	6.02%	(i)	(b)	$37,000	October 21, 2011
Morgantown Mall	39,011	39,335	6.52%	6.52%	(j)	(a)	$38,028	October 13, 2011
Ashland Town Center	22,751	23,081	7.25%	7.25%		(a)	$21,817	November 1, 2011
Polaris Lifestyle Center	23,400	23,400	5.58%	5.58%	(k)	(b)	$23,400	February 1, 2012
Dayton Mall	52,377	52,948	8.27%	8.27%	(l)	(a)	$49,864	(e)
Polaris Fashion Place	133,017	134,436	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens Mall	148,715	150,274	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	102,737	103,752	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	56,082	56,637	7.54%	7.54%	(l)	(a)	$49,969	(f)
Merritt Square Mall	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
River Valley Mall	49,109	49,433	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall, Ohio	42,226	42,493	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	45,929	-	6.76%	-		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,963	-	6.76%	-		(a)	$47,768	May 6, 2020
Grand Central Mall	45,000	-	6.05%	-		(a)	$34,397	July 6, 2020
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,116,680	851,789
Variable Rate
Colonial Park Mall	42,250	42,250	3.55%	4.72%	(g)	(b)	$42,250	April 23, 2012

Other
Fair Value Adjustment - Merritt Square Mall	(1,354)	(1,485)
Extinguished/Transferred Debt	-	332,437		(m)

Total Mortgage Notes Payable	$1,157,576	$1,224,991

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(f)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(g)
Interest rate of LIBOR plus 300 basis points.  $30 million has been fixed through a swap agreement at a rate of 3.64% at June 30, 2010.  The full loan amount was fixed at a rate of 4.72% through a swap agreement at December 31, 2009.

(h)	Interest rate of LIBOR plus 200 basis points fixed through a swap agreement at a rate of 5.94% at June 30, 2010.
(i)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at June 30, 2010 and December 31, 2009.
(j)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at June 30, 2010 and December 31, 2009.
(k)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at June 30, 2010 and December 31, 2009.
(l)	Interest rate escalates after optional prepayment date.
(m)	Interest rates ranging from 5.09% to 8.37% at December 31, 2009.
(n)	Beginning in 2010, the Scottsdale Quarter joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.
(o)	The Company elected to make a $3 million partial loan payment in June 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (d)
Description	Maturity	Option	Rate	6/30/2010	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties (e)
Northtown Mall (a)	10/2011	10/2012	6.02%	$37,000	-	-	$37,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	39,011	$335	$698	739	$37,239
Ashland Town Center	11/2011		7.25%	22,751	338	22,413	-	-
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-	-	-	23,400
Colonial Park Mall (f)	04/2012	04/2013	3.55%	42,250	-	-	-	42,250
Dayton Mall	07/2012		8.27%	52,377	586	1,260	50,531	-
Polaris Fashion Place	04/2013		5.24%	133,017	1,437	3,011	3,155	125,414
Jersey Gardens	06/2014		4.83%	148,715	1,577	3,292	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	102,737	1,028	2,159	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	56,082	565	1,208	1,292	1,406	1,517	$50,094
Merritt Square Mall	09/2015		5.35%	57,000	120	753	786	838	885	53,618
River Valley Mall	01/2016		5.65%	49,109	323	686	719	768	815	863	$44,935
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	42,226	269	570	597	641	680	722	38,747
Polaris Towne Center	04/2020		6.76%	45,929	217	475	489	533	571	611	646	$42,387
The Mall at Johnson City	05/2020		6.76%	54,963	257	552	581	633	677	726	766	50,771
Grand Central Mall	07/2020		6.05%	45,000	322	825	869	931	991	1,053	1,113	38,896
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,354)	(132)	(264)	(264)	(264)	(264)	(166)	-	-

Subtotal (b)				1,029,213	7,242	37,638	102,196	239,827	237,528	107,521	146,207	151,054

Credit Facility (c)	12/2010	12/2012	5.50%	155,998	-	-	155,998	-	-	-	-	-

Total Wholly Owned Maturities				$1,185,211	$7,242	$37,638	$258,194	$239,827	$237,528	$107,521	$146,207	$151,054

Total Joint Venture Maturities (pro-rata share)				$191,063	$1,018	$19,925	$58,663	$111,457	$-	$-	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,376,274	$8,260	$57,563	$316,857	$351,284	$237,528	$107,521	$146,207	$151,054

(a) Interest rates are fixed through various interest rate swap agreements.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 5.9% as of June 30, 2010 with an initial weighted average maturity of 5.1 years when considering available extension options.
(c) $35 million of this balance has been fixed through various interest rate swap agreements
(d) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e) The loan for Scottsdale Quarter is presented within Total Joint Venture Maturities (pro-rata share).
(f) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $12.25 million incurs interest at a rate of LIBOR plus 300 basis points.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan		Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	6/30/2010	Terms	Maturity	Options (e)	6/30/2010	2010	2011	2012	2013

Fixed Rate Mortgages
Scottsdale Quarter	5.94%	(a)	May 29, 2011	May 29, 2013	$128,363	$-	$-	$-	$128,363
Puente Hills Mall	3.17%	(b)	June 1, 2011	June 1, 2012	45,000	225	473	44,302	-
Westshore Plaza	5.09%		September 9, 2012		89,169	957	2,003	86,209	-
Lloyd Center	5.42%		June 11, 2013		125,060	1,296	2,722	2,856	118,186
Total Fixed Rate Mortgages					387,592	2,478	5,198	133,367	246,549

Variable Rate Mortgages
Tulsa Promenade	7.00%	(c)	March 14, 2011		29,736	-	29,736	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	-	4,653	-	-
Total Variable Rate Mortgages					34,389	-	34,389	-	-

Total Joint Venture Mortgages					$421,981	$2,478	$39,587	$133,367	$246,549

Joint Venture Debt (Pro Rata Share)					$191,063	$1,018	$19,925	$58,663	$111,457

(a) Interest rate of LIBOR plus 200 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(c) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.

(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Core Malls (2)
Mall Anchors	93.9%	93.8%	94.1%	93.7%	93.7%
Mall Stores	90.5%	90.5%	92.0%	91.5%	90.4%
Total Consolidated Mall Portfolio	92.7%	92.6%	93.3%	92.9%	92.5%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	92.6%	92.5%	92.5%	92.0%	92.0%
Mall Stores	90.1%	90.0%	92.2%	91.5%	89.8%
Total Mall Portfolio	91.7%	91.6%	92.4%	91.8%	91.2%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Includes the Company's joint venture malls and excludes held-for-sale malls.
(3) Excludes the Company's held-for-sale malls and joint venture malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2010:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	130,963	21,536	152,499	$11.13	$20.00	$12.70
Mall Stores	132,140	222,064	354,204	$32.04	$31.09	$31.48

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2010, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended June 30, 2010
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Stores	35,969	59,966	95,935	$27.87	$30.07	$33.56	$34.97	$31.43	$33.13	-5%

Six months ended June 30, 2010
Mall Anchors	50,338	21,536	71,874	$12.79	$11.76	$20.00	$15.50	$14.95	$12.88	16%
Mall Stores	56,612	141,759	198,371	$32.26	$29.78	$32.01	$31.76	$32.09	$31.20	3%

CORE MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED AND JOINT VENTURE ASSETS
as of June 30, 2010

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2010	Avg. Mall Store Sales PSF (1) June 2009	Mall Store Occupancy 6/30/2010	Mall Store Occupancy 6/30/2009	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,301,091
Lloyd Center (JV)	Portland, OR	23	1,475,340
Mall at Fairfield Commons	Dayton, OH	61	1,139,344
Mall at Johnson City	Johnson City, TN	>100	571,044
Polaris Fashion Place	Columbus, OH	32	1,568,628
Scottsdale Quarter (JV) (3)	Scottsdale, AZ	12	145,258
Weberstown Mall	Stockton, CA	78	857,476
Westshore Plaza (JV)	Tampa, FL	19	1,078,219
			8,136,400	$424	$419	94.3%	93.4%	59%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2010	Avg. Mall Store Sales PSF (1) June 2009	Mall Store Occupancy 6/30/2010	Mall Store Occupancy 6/30/2009	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	415,428
Colonial Park Mall	Harrisburg, PA	96	743,732
Dayton Mall	Dayton, OH	61	1,416,710
Eastland Mall	Columbus, OH	32	998,879
Grand Central Mall	Parkersburg, WV	>100	845,889
Indian Mound Mall	Columbus, OH	32	557,317
Merritt Square Mall	Merritt Island, FL	27	819,574
Morgantown Mall	Morgantown, WV	>100	557,954
New Towne Mall	New Philadelphia, OH	>100	513,695
Northtown Mall	Minneapolis, MN	16	701,521
Puente Hills Mall (JV)	City of Industry, CA	2	1,102,249
River Valley Mall	Columbus, OH	32	586,617
Supermall of the Great NW	Seattle, WA	15	942,516
Tulsa Promenade (JV)	Tulsa, OK	53	926,456
			11,128,537	$273	$281	87.2%	87.8%	41%

CORE MALLS - TOTAL MALL PORTFOLIO			19,264,937	$342	$340	90.5%	90.4%	100%

MALL PORTFOLIO EXCLUDING JOINT VENTURE (JV) MALLS				$351	$344	90.1%	89.8%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended June 30, 2010.
(3) GLA disclosed includes only the tenants that are open as of June 30, 2010. Store sales for Scottsdale are excluded as these stores are not yet comparable.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2010

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	27	384,715	$5,594,955	2.8%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,066,446	2.5%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	35	65,040	4,303,587	2.2%
AMC Entertainment, Inc.		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	38	150,498	3,838,813	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center	6	405,506	3,526,440	1.8%
Bon Ton Department Stores, Inc.	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,974,552	1.5%
Genesco Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	46	70,420	2,921,195	1.5%
Forever 21, Inc.		8	130,232	2,908,818	1.5%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	32	81,218	2,498,555	1.3%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	29	27,163	2,442,550	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
The Finish Line, Inc.		19	104,217	2,229,052	1.1%
American Eagle Outfitters	aerie, American Eagle	16	92,013	2,227,415	1.1%
TJX Companies, Inc.	TJ Maxx	5	194,849	2,161,428	1.1%
Abercrombie & Fitch, Inc.	abercrombie, Abercrombie & Fitch, Gilly Hicks Outlet, Hollister	19	122,576	2,072,138	1.0%
HMS Host USA, Inc.	Various food court concepts owned by HMS Host USA, Inc.	2	16,282	2,018,714	1.0%

Total tenants representing > 1.0%		380	7,925,623	$60,228,817	30.3%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2010

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,066,446	2.7%
Signet Jewelers, Ltd.	34	59,260	$4,206,998	2.2%
Foot Locker, Inc.	38	150,498	$3,838,813	2.0%
Gap, Inc.	21	242,987	$3,368,643	1.8%
Genesco, Inc.	46	70,420	$2,921,195	1.5%
Luxottica Group	32	81,218	$2,498,555	1.3%
Zale Corp.	29	27,163	$2,442,550	1.3%
The Finish Line, Inc.	19	104,217	$2,229,052	1.2%
American Eagle Outfitters	16	92,013	$2,227,415	1.2%
Abercrombie & Fitch, Inc.	19	122,576	$2,072,138	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,829,882	12.0%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.8%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.8%
Dillard's	3	522,967	$-	2.7%
Belk, Inc.	6	416,131	$1,756,852	2.2%
Bain Capital, LLC	5	390,950	$3,305,702	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Nordstrom, Inc.	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2010

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2010	260	153,786	640,984	794,770	4.3%	$1,204,662	$13,084,569	$14,289,231	$7.83	$24.21	7.2%
2011	516	457,218	1,271,809	1,729,027	9.3%	2,145,441	27,532,723	29,678,164	$8.46	$24.35	14.9%
2012	348	899,627	917,424	1,817,051	9.8%	3,465,680	22,429,653	25,895,333	$4.83	$28.16	13.0%
2013	217	850,197	644,543	1,494,740	8.1%	2,466,077	14,702,496	17,168,573	$2.90	$27.91	8.6%
2014	181	960,900	454,582	1,415,482	7.6%	7,128,225	12,705,488	19,833,713	$7.42	$32.02	10.0%
Thereafter	694	8,670,026	2,645,604	11,315,630	60.9%	32,360,276	59,950,166	92,310,442	$7.37	$26.04	46.3%
	2,216	11,991,754	6,574,946	18,566,700	100.0%	$48,770,361	$150,405,095	$199,175,456	$6.66	$26.42	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2010			Three months ended June 30, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total

New developments (1)	$3,956	$-	$3,956	$31	$11,174	$11,205

Redevelopment projects	$2,620	$3	$2,623	$5,967	$3	$5,970

Renovation with no incremental GLA	$12	$5	$17	$9	$-	$9

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$2,636	$812	$3,448	$-	$258	$258
Non-anchor stores	1,818	96	1,914	2,185	84	2,269
Operational capital expenditures	1,766	68	1,834	232	24	256
Total Property Capital Expenditures	$6,220	$976	$7,196	$2,417	$366	$2,783

	Six months ended June 30, 2010			Six months ended June 30, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total

New developments (1)	$8,647	$-	$8,647	$259	$22,651	$22,910

Redevelopment projects	$3,442	$3	$3,445	$14,348	$10	$14,358

Renovation with no incremental GLA	$191	$5	$196	$34	$2	$36

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$2,931	$1,061	$3,992	$40	$749	$789
Non-anchor stores	3,361	112	3,473	4,240	86	4,326
Operational capital expenditures	2,543	109	2,652	903	38	941
Total Property Capital Expenditures	$8,835	$1,282	$10,117	$5,183	$873	$6,056

(1) During 2009 the Scottsdale Development project was included in Unconsolidated Joint Venture Proportionate Share figures. Beginning in 2010, our proportionate share of this development is included in Consolidated Properties.

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro-rata Project Cost	Pro-rata Project Costs Incurred thru 6/30/2010 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$93,000	Phase 1 Q1-2009 through Q4-2010	8%
Scottsdale, Arizona	600,000 square feet lifestyle center					Phase 2 openings begin Q4 - 2010

Total Development		$250,000		$125,000	$93,000

(1) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions and ground lease payments.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.